Exhibit 99.1

PowerFleet to Host Inaugural Investor Day on Tuesday,

June 14 at 11:30 a.m. ET

Woodcliff Lake, NJ — June 9, 2022 — PowerFleet, Inc. (Nasdaq: PWFL), a global leader of SaaS-based data insight solutions that manage enterprise assets, enabling unification of their business operations, will virtually host its inaugural Investor Day on Tuesday, June 14, 2022 from 11:30 a.m. to 2:30 p.m. Eastern time.

PowerFleet CEO Steve Towe will be joined by CTO Jim Zeitunian, CRO Patrick Maley and other senior executives to discuss the company’s enhanced vision, growth drivers, go-to-market strategy, software and AI roadmap, and target financial model. The event will include interactive Q&A and product demonstrations that highlight how global companies can unify their IoT data, manage macro-economic challenges such as rising fuel prices as well as leverage data science to drive more profitable business decisions.

Interested parties can access the live webcast by registering here. A replay of the presentation will be available in the investor relations section of PowerFleet’s website.

About PowerFleet

PowerFleet® Inc. (NASDAQ: PWFL; TASE: PWFL) is a global leader of subscription-based wireless solutions that manage enterprise assets for seamless business operations. PowerFleet’s patented technologies are the proven solution for organizations that must monitor and analyze their assets to improve safety, increase efficiency, reduce costs, and drive profitability. Our offerings are sold under the global brands PowerFleet, Pointer, and Cellocator. PowerFleet’s global headquarters are in Woodcliff Lake, New Jersey, with additional offices around the globe. For more information, please visit www.powerfleet.com, the content of which does not form a part of this press release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to PowerFleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond PowerFleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion, or other financial information; emerging new products; and plans, strategies, and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition of Pointer, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for PowerFleet’s products to continue to develop, the possibility that PowerFleet may not be able to integrate successfully the business, operations and employees of I.D. Systems and Pointer, the inability to protect PowerFleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in PowerFleet’s filings with the Securities and Exchange Commission, including PowerFleet’s annual report on Form 10-K for the year ended December 31, 2021. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, PowerFleet. Unless otherwise required by applicable law, PowerFleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

PowerFleet Investor Contact

Matt Glover

Gateway Investor Relations

PWFL@gatewayir.com

(949) 574-3860

PowerFleet Media Contact

Calen McGee

powerfleet@n6a.com

(908) 461-0266